Exhibit 10.2

                          MULTI-TENANT INDUSTRIAL LEASE
                          -----------------------------
                                  (TRIPLE NET)
                                    LANDLORD:
                   LBA INDUSTRIAL FUND - HOLDING CO. II, INC.,
                             a Delaware corporation,
                                       and
                            INNSBRUCK HOLDINGS, L.P.,
                        a California limited partnership
                                     TENANT:
                             E.DIGITAL CORPORATION,
                            a California corporation

               SUMMARY OF BASIC LEASE INFORMATION AND DEFINITIONS
               --------------------------------------------------

This SUMMARY OF BASIC LEASE INFORMATION AND DEFINITIONS ("Summary") is hereby incorporated into and made a part of the attached Multi-Tenant Industrial Lease which pertains to the Building described in Section 1.4 below. All references in the Lease to the "Lease" shall include this Summary. All references in the Lease to any term defined in this Summary shall have the meaning set forth in this Summary for such term. Any initially capitalized terms used in this Summary and any initially capitalized terms in the Lease which are not otherwise defined in this Summary shall have the meaning given to such terms in the Lease. If there is any inconsistency between this Summary and the Lease, the provisions of the Lease shall control.

1.1      Landlord's Address:          LBA INDUSTRIAL FUND - HOLDING CO. II, INC.
                                      c/o Layton-Belling & Associates
                                      17901 Von Karman Avenue, Suite 950
                                      Newport Beach, California  92660
                                      Attn: Mr. Steven R. Layton

                                      and

                                      INNSBRUCK HOLDINGS, L.P.
                                      201 Filbert Street, Seventh Floor
                                      San Francisco, California  94133-3298

1.2      Tenant's Address:            13112 Evening Creek Drive, South
                                      San Diego, California 92128
                                      Attn: Robert Putnam
                                      (Prior to the Commencement Date)

                                      16765 W. Bernardo Drive
                                      San Diego, California 92127
                                      Attn: Robert Putnam
                                      (After the Commencement Date)


1.3 Project: The industrial development known as West Bernardo Business Park in the City of San Diego, County of San Diego, State of California, as shown on the site plan attached hereto as Exhibit "A". The Project includes all buildings, improvements and facilities, now or subsequently located within such development from time to time, including, without limitation, the three (3) buildings (including the Building) currently located within the Project, as depicted on the site plan attached hereto as Exhibit "A", the address of which is 16680-16770 West Bernardo Drive, San Diego, California 92127. The aggregate rentable square feet of all of the buildings (including the Building) located within the Project is 73,151 rentable square feet. Landlord may, from time to time, expand or reduce the area comprising the Project.

1.4 Building: A multi-tenant industrial building located in the Project in which the Premises is located.

1.5 Premises: Those certain premises within the Project addressed at 16765 West Bernardo Drive, San Diego, California 92127, containing approximately 4,838 rentable square feet.

1.6 Tenant's Share: Tenant's Share is 6.61%, which is the ratio that the rentable square footage of the Premises bears to the rentable square footage of the Project. Accordingly, as more particularly set forth in Section 4 of this Lease, Tenant shall pay to Landlord 6.61% of the Operating Expenses. Tenant's Share is subject to adjustment in accordance with Section 1.3 of this Lease.

1.7 Commencement Date: The earlier to occur of (i) the date Tenant commences business in the Premises or (ii) the date of Substantial Completion, as defined in accordance with Exhibit "C". Landlord will deliver the Premises to Tenant upon Substantial Completion, which is estimated to be March 1, 2006.

1.8 Term: Sixty-two (62) months.

1.9 Basic Rent:

                Months                                Basic Rent
                ------                                ----------
                 1-14*                                 $5,805.60**
                 15-27                                 $5,979.77
                 28-38                                 $6,159.16
                 39-50                                 $6,343.94
                 51-62                                 $6,534.25

*Including any partial month at the beginning of the Term if the Commencement Date is not the first day of the month.
**Subject  to  abatement as provided in Section 3.1 below.


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1.10 Parking:  Four  uncovered,  unreserved  parking  spaces per 1,000  rentable square feet of the Premises, which equals nineteen (19) uncovered, unreserved parking spaces. Parking will be provided at no additional cost to Tenant, other than Tenant's Share of Operating Expenses.

1.11 Security Deposit: $31,136.00.

1.12 Permitted Use: General office use.

1.13 Brokers: CB Richard Ellis, Inc. representing Landlord and Tenant.

1.14 Interest Rate: The lesser of: (a) the prime rate announced from time to time by Wells Fargo Bank or, if Wells Fargo Bank ceases to exist or ceases to publish such rate, then the rate announced from time to time by the largest (as measured by deposits) chartered operating bank operating in California, as its "prime rate" or "reference rate", plus five percent (5%) per annum; or (b) the maximum rate permitted by law.

1.15 Tenant Improvements: The tenant improvements previously installed in the Premises, if any, and the tenant improvements to be installed in the Premises, if any, as described in the Tenant Work Letter attached hereto as Exhibit "C".

1.16 Guarantor(s): N/A.





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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
1.       Premises.............................................................1

2.       Term.................................................................1

3.       Rent.................................................................1

4.       Common Area; Operating Expenses......................................2

5.       Security Deposit.....................................................4

6.       Use..................................................................4

7.       Payments and Notices.................................................7

8.       Brokers..............................................................7

9.       Surrender; Holding Over..............................................7

10.      Taxes................................................................8

11.      Possession; Condition of Premises; Repairs...........................8

12.      Alterations..........................................................9

13.      Liens...............................................................10

14.      Assignment and Subletting...........................................10

15.      Entry by Landlord...................................................12

16.      Utilities and Services..............................................12

17.      Indemnification and Exculpation.....................................12

18.      Damage or Destruction...............................................13

19.      Eminent Domain......................................................14

20.      Tenant's Insurance..................................................15

21.      Landlord's Insurance................................................16

22.      Waivers of Subrogation..............................................16

23.      Tenant's Default and Landlord's Remedies............................16

24.      Landlord's Default..................................................19

25.      Subordination.......................................................19

26.      Estoppel Certificate................................................19

27.      Project Planning ("Relocation Notice")..............................20

28.      Modification and Cure Rights of Landlord's Mortgagees and Lessors...20

29.      Quiet Enjoyment.....................................................20

30.      Transfer of Landlord's Interest.....................................20

31.      Limitation on Landlord's Liability..................................20

32.      Miscellaneous.......................................................21

33.      Lease Execution.....................................................23

34.      Waiver of Jury Trial................................................23


EXHIBITS
EXHIBIT "A"   Project Site Plan
EXHIBIT "B"   Intentionally Omitted
EXHIBIT "C"   Work Letter Agreement
EXHIBIT "D"   Sample Form of Notice of Lease Term Dates
EXHIBIT "E"   Rules and Regulations
EXHIBIT "F"   Sample Form of Tenant Estoppel Certificate
EXHIBIT "G"   Intentionally Omitted
EXHIBIT "H"   Tenant Environmental Questionnaire


                                       -i-
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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
Abandonment..................................................................16
Actual Statement..............................................................3
Collateral...................................................................18
Common Area...................................................................2
Damage Repair Estimate.......................................................14
Declaration...................................................................2
Environmental Law.............................................................5
Environmental Permits.........................................................5
Estimate Statement............................................................3
Force Majeure Delays.........................................................22
Hazardous Materials...........................................................6
Indemnified Claims...........................................................12
Landlord......................................................................1
Landlord Indemnified Parties..................................................5
Landlord's Broker.............................................................7
Lease.........................................................................1
Operating Expenses............................................................2
PCBs..........................................................................6
Permitted Transfer...........................................................11
Permitted Transferee.........................................................11
Pre-Approved Change...........................................................9
Real Property Taxes...........................................................8
Relocation Notice............................................................19
Summary.......................................................................1
Systems.......................................................................9
Tenant........................................................................1
Tenant Change.................................................................9
Tenant Changes,...............................................................9
Tenant's Broker...............................................................7
Tenant's Monthly Operating Expense Charge.....................................3
Tenant's Parties..............................................................5
Termination Notice...........................................................20
Transfer.....................................................................10
Transfer Date................................................................11
Transfer Notice..............................................................11
Transferee...................................................................11

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                          MULTI-TENANT INDUSTRIAL LEASE


This LEASE ("Lease"), which includes the preceding Summary of Basic Lease Information and Definitions ("Summary") attached hereto and incorporated herein by this reference, is made as of the 2nd day of March, 2006, by and between LBA INDUSTRIAL FUND - HOLDING CO. II, INC., a Delaware corporation, and INNSBRUCK HOLDINGS, L.P., a California limited partnership (collectively, "Landlord"), and E.DIGITAL CORPORATION, a California corporation ("Tenant").

1. Premises.

1.1 Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises upon and subject to the terms, covenants and conditions contained in this Lease to be performed by each party.

1.2 Landlord's Reservation of Rights. Provided Tenant's use of and access to the Premises is not interfered with in an unreasonable manner, Landlord reserves the right from time to time to install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces and within the walls of the Building and the Premises.

1.3 Remeasurement. From time to time at Landlord's option, Landlord's architect may determine and redetermine the actual rentable square footage of the Premises, the Building and other building(s) in the Project, and thereupon Tenant's Share, Basic Rent, the Allowance, if any, and any other terms which vary based on the rentable square footage of the Premises, the Building and/or other buildings in the Project, will be adjusted accordingly.

2. Term.

2.1 Term; Notice of Lease Dates. The Term of this Lease shall be for the period designated in Section 1.8 of the Summary commencing on the Commencement Date, and ending on the expiration of such period, unless the Term is sooner terminated or extended as provided in this Lease. Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the term of this Lease will be measured from the first day of the month following the month in which the Commencement Date occurs. Within ten (10) days after Landlord's written request, Tenant shall execute a written confirmation of the Commencement Date and expiration date of the Term in the form of the Notice of Lease Term Dates attached hereto as Exhibit "D". The Notice of Lease Term Dates shall be binding upon Tenant unless Tenant objects thereto in writing within such ten (10) day period.

2.2 Early Occupancy. If Tenant occupies the Premises prior to the Commencement Date, such early occupancy shall be subject to all of the terms and conditions of this Lease, including, without limitation, the provisions of Sections 17, 20 and 22 except that provided Tenant does not commence the operation of business from the Premises, Tenant will not be obligated to pay rent during the period of such early occupancy.

3. Rent.

3.1 Basic Rent. Tenant agrees to pay Landlord, as basic rent for the Premises, the Basic Rent designated in Section 1.9 of the Summary. The Basic Rent shall be paid by Tenant in advance on the first day of each and every calendar month during the Term, except that the first full month's Basic Rent shall be paid upon Tenant's execution and delivery of this Lease to Landlord. Basic Rent for any partial month shall be prorated in the proportion that the number of days this Lease is in effect during such month bears to the actual number of days in such month. Notwithstanding anything to the contrary contained herein and provided that Tenant faithfully performs all of the terms and conditions of this Lease, Landlord hereby agrees to abate Tenant's obligation to pay monthly Basic Rent for the first two (2) full months of the initial Term of this Lease. During such abatement periods, Tenant shall still be responsible for the payment of all of its other monetary obligations under this Lease. In the event of a default by Tenant under the terms of this Lease that results in early termination pursuant to the provisions of Section 23.1 of this Lease, then as a part of the recovery set forth in Section 23.2 of this Lease, Landlord shall be entitled to the recovery of the monthly Basic Rent abated under the provisions of this Section 3.1.

3.2 Additional Rent. All amounts and charges payable by Tenant under this Lease in addition to the Basic Rent described in Section 3.1 above shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Basic Rent is referenced. The Basic Rent and additional rent shall be paid to Landlord as provided in Section 7, without any prior demand therefor and without any deduction or offset, in lawful money of the United States of America.

                                       (1)
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3.3 Late  Payments.  Late  payments of Basic Rent and/or any item of  additional rent will be subject to interest and a late charge as provided in Section 23.7 below.

3.4 Triple-Net Lease. All rent shall be absolutely net to Landlord so that this Lease shall yield net to Landlord, the rent to be paid each month during the Term of this Lease. Accordingly, except as specifically set forth herein, all costs, expenses and obligations of every kind or nature whatsoever relating to the Premises, and Tenant's Share of all costs, expenses and obligations of every kind or nature whatsoever relating to the remaining portion of the Project, which may arise or become due during the Term of this Lease shall be paid by Tenant. Nothing herein contained shall be deemed to require Tenant to pay or discharge any liens or mortgages of any character whatsoever which may exist or hereafter be placed upon the Project by an affirmative act or omission of Landlord.

4. Common Area; Operating Expenses.

4.1 Definition of Common Area. The term "Common Area" means all areas and the improvements thereon within the exterior boundaries of the Project now or later made available for the general use of Landlord, Tenant and other persons entitled to occupy floor area in the Project and their customers, including, without limitation, the parking facilities of the Project, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, and similar areas and facilities situated within the Project which are not reserved for the exclusive use of any Project occupants. Common Area also shall include, without limitation, the common entrances, lobbies, restrooms on multi-tenant floors, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto to the extent not exclusively serving another tenant or contained within another tenant's premises, and the common pipes, conduits, wires and appurtenant equipment serving the Premises. Without limiting this definition, Landlord may include in the Common Area those portions of the Project presently or later sold or leased to purchasers or tenants, as the case may be, until the commencement of construction of the building(s) thereon, at which time there shall be withdrawn from the Common Area those areas not provided by such owner or lessee for common use. Common Area shall not include (i) the entryway to a tenant's premises, (ii) any improvements installed by a tenant outside of its premises, whether with or without Landlord's knowledge or consent, or (iii) any areas or facilities that are included in the description of premises leased to a tenant.

4.2 Maintenance and Use of Common Area. The manner in which the Common Area shall be maintained shall be solely determined by Landlord. If any owner or tenant of any portion of the Project maintains Common Area located upon its parcel or demised premises (Landlord shall have the right in its sole discretion to allow any purchaser or tenant to so maintain Common Area located upon its parcel or demised premises and to be excluded from participation in the payment of Operating Expenses as provided below), Landlord shall not have any responsibility for the maintenance of that portion of the Common Area and Tenant shall have no claims against Landlord arising out of any failure of such owner or tenant to so maintain its portion of the Common Area. The use and occupancy by Tenant of the Premises shall include the right to use the Common Area (except areas used in the maintenance or operation of the Project), in common with
Landlord and other tenants of the Project and their customers and invitees, subject to (i) any covenants, conditions and restrictions now or hereafter of record (collectively the "Declaration"), and (ii) such reasonable, non-discriminatory rules and regulations concerning the Project as may be established by Landlord from time to time including, without limitation, the Rules and Regulations attached hereto as Exhibit "E". Tenant agrees to promptly comply with all such rules and regulations and any reasonable, non-discriminatory amendments thereto upon receipt of written notice from Landlord.

4.3 Control of and Changes to Common Area. Landlord shall have the sole and exclusive control of the Common Area, as well as the right to make reasonable changes to the Common Area. Provided Landlord does not materially interfere with Tenant's use of and access to the Premises (except to the extent required to comply with law), Landlord's rights shall include, but not be limited to, the right to (a) restrain the use of the Common Area by unauthorized persons; (b) cause Tenant to remove or restrain persons from any unauthorized use of the Common Area if they are using the Common Area by reason of Tenant's presence in the Project; (c) utilize from time to time any portion of the Common Area for promotional, entertainment, and related matters; (d) temporarily close any portion of the Common Area for repairs, improvements or alterations, to discourage non-customer use, to prevent public dedication or an easement by prescription from arising, or for any other reason deemed appropriate in Landlord's judgment; and (e) reasonably change the shape and size of the Common Area, add, eliminate or change the location of improvements to the Common Area, including, without limitation, buildings, lighting, parking areas, landscaped areas, roadways, walkways, drive aisles and curb cuts.

                                       (2)
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4.4 Operating  Expenses.  Throughout  the Term of this Lease,  commencing on the
Commencement Date, Tenant agrees to pay Landlord as additional rent in accordance with the terms of this Section 4, Tenant's Share of Operating Expenses. As used in this Lease, the term "Operating Expenses" shall consist of all costs and expenses for the ownership, operation, maintenance, repair and replacement of the Project as determined by Landlord utilizing standard accounting practices and calculated assuming the Project is one hundred percent (100%) occupied. Operating Expenses shall include the following costs by way of illustration but not limitation: (i) Real Property Taxes; (ii) any and all assessments under any covenants, conditions and restrictions affecting the Project; (iii) water, sewer and other utility charges; (iv) costs of insurance obtained by Landlord pursuant to Section 21 of this Lease; (v) waste disposal and janitorial services; (vi) security; (vii) labor; (viii) management costs including, without limitation: (A) wages, salaries, pension payments, fringe benefits, uniforms and dry-cleaning thereof (and payroll taxes, insurance and similar charges ) of property management employees, and (B) management office rental, supplies, equipment and related operating expenses and commercially reasonable management/administrative fees; (ix) supplies, materials, equipment and tools including rental of personal property; (x) repair and maintenance of all portions of the buildings within the Project, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord; (xi) maintenance, sweeping, repairs, resurfacing, and upkeep of all parking and other Common Areas; (xii) amortization on a straight line basis over the useful life (together with interest at the Interest Rate on the unamortized balance) of all capitalized expenditures which are: (A) reasonably intended to produce a reduction in operating charges or energy consumption; or (B) required under any governmental law or regulation that was not applicable to the Project at the time it was originally constructed; or (C) for replacement or restoration of any Project equipment and/or improvements needed to operate and/or maintain the Project at the same quality levels as prior to the replacement or restoration; (xiii) gardening and landscaping; (xiv) maintenance of signs (other than signs of tenants of the Project); (xv) personal property taxes levied on or attributable to personal property used in connection with the Common Areas; (xvi) reasonable accounting, audit, verification, legal and other consulting fees; and (xvii) any other costs and expenses of repairs,
maintenance,   painting,   lighting,  cleaning,  and  similar  items,  including
appropriate reserves.

4.5 Tenant's Monthly Operating Expense Charge. From and after the Commencement Date, Tenant shall pay to Landlord, on the first day of each calendar month during the Term of this Lease, Tenant's Share of an amount estimated by Landlord to be the Monthly Operating Expenses for the Project for that month ("Tenant's Monthly Operating Expense Charge").

4.6 Estimate Statement. Prior to the Commencement Date and on or about March 1st of each subsequent calendar year during the Term of this Lease, Landlord will endeavor to deliver to Tenant a statement ("Estimate Statement") wherein
Landlord will estimate both the Operating Expenses and Tenant's Monthly Operating Expense Charge for the then current calendar year. Tenant agrees to pay Landlord, as additional rent, Tenant's estimated Monthly Operating Expense Charge each month thereafter, beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year; except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of Tenant's estimated Monthly Operating Expense Charge (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Share of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within ten (10) days of receipt of the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter, Tenant agrees to pay Tenant's Monthly Operating Expense Charge based on such revised Estimate Statement until Tenant receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year.

4.7 Actual Statement. By March 1st of each calendar year during the Term of this Lease, Landlord will also endeavor to deliver to Tenant a statement ("Actual Statement") which states Tenant's Share of the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Share of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Tenant agrees to pay Landlord the difference in a lump sum within ten (10) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Share of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Landlord will credit any overpayment toward the next monthly installment(s) of Tenant's Share of the Operating Expenses due under this Lease. Such obligation will be a continuing one which will survive the expiration or earlier termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the right to estimate the actual Operating Expenses for the then current calendar year and to collect from Tenant prior to Tenant's surrender of the Premises, Tenant's Share of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Tenant in such calendar year.

4.8 Miscellaneous. Any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Section 4 will not constitute a waiver of its right to require an increase in additional rent for Operating Expenses nor will it relieve Tenant of its obligations pursuant to this Section 4, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until ten (10) days after receipt of such Estimate Statement or Actual Statement. If Tenant does not object to any Estimate Statement or Actual Statement within thirty (30) days after Tenant receives any such statement, such statement will be deemed final and binding on Tenant. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Landlord to Tenant. Such obligation will be a continuing one which will survive the expiration or termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the right to estimate the actual Operating Expenses for the then current calendar year and to collect from Tenant prior to Tenant's surrender of the Premises, Tenant's Share of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Tenant in such calendar year.

                                       (3)
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5. Security Deposit.  Landlord hereby acknowledges the prior receipt of Eighteen
Thousand Fifty and 00/100 Dollars ($18,050.00), which was delivered to Landlord in connection with Tenant's lease of space at 13112 Evening Creek Drive, South, San Diego, California, and such amount shall be applied toward the Security Deposit set forth in Section 1.11 of the Summary and the remaining Thirteen Thousand Eighty-Six and 00/100 Dollars ($13,086.00) of the Security Deposit shall be paid by Tenant concurrent with Tenant's execution and delivery of this Lease to Landlord. The Security Deposit shall be held by Landlord as security for the full and faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be performed by Tenant during the Term. The Security Deposit is not, and may not be construed by Tenant to constitute, rent for the last month or any portion thereof. If Tenant defaults with respect to any of its obligations under this Lease, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount, loss or damage which Landlord may spend, incur or suffer by reason of Tenant's default. Tenant hereby waives the provisions of California Civil Code Section 1950.7 and any other provisions of any law, now or hereafter enforced, which provide that Landlord may claim from the Security Deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage caused by the acts or omissions of Tenant or any Tenant's Parties. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within two (2) weeks following the expiration of the Lease term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with this Lease has been determined and paid in full. If Landlord sells its interest in the Building during the Term and if Landlord deposits with the purchaser the Security Deposit (or balance thereof), then, upon such sale, Landlord shall be discharged from any further liability with respect to the Security Deposit. If Basic Rent increases during the Term, Tenant shall, within ten (10) days following written request from Landlord, deposit additional sums with Landlord so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Basic Rent as the initial Security Deposit bore to the initial Basic Rent.

Notwithstanding the foregoing, provided Tenant is not then in default under this Lease (and no circumstance exists that, with the giving of notice, the passage of time, or both, would constitute a default) upon the expiration of each of the twenty-fourth (24th), thirty-sixth (36th), forty-eighth (48th) and sixtieth
(60th) full months of the initial Term, the Security Deposit shall be reduced by an amount equal Six Thousand Five Hundred Thirty-Four and 25/100 Dollars ($6,534.25), which amount shall be refunded to Tenant promptly after the expiration of each applicable month.

6. Use.

6.1  General.  Tenant  shall  use the  Premises  solely  for the  Permitted  Use specified in Section 1.12 of the Summary, and shall not use or permit the Premises to be used for any other use or purpose whatsoever. Tenant shall observe and comply with the "Rules and Regulations" attached hereto as Exhibit "E", and all reasonable non-discriminatory modifications thereof and additions thereto from time to time put into effect and furnished to Tenant by Landlord. Landlord shall endeavor to enforce the Rules and Regulations, but shall have no liability to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any such Rules and Regulations. Tenant shall, at its sole cost and expense, observe and comply with all requirements of any board of fire underwriters or similar body relating to the Premises, all recorded covenants, conditions and restrictions now or hereafter affecting the Premises and all laws, statutes, codes, rules and regulations now or hereafter in force relating to or affecting the condition, use, occupancy, alteration or improvement of the Premises (including, without limitation, the provisions of Title III of the Americans with Disabilities Act of 1990 as it pertains to Tenant's use, occupancy, improvement and alteration of the Premises), whether, except as otherwise provided herein, structural or nonstructural, including unforeseen and/or extraordinary alterations and/or improvements to the Premises and regardless of the period of time remaining in the Lease Term. Tenant shall not use or allow the Premises to be used (a) in violation of the Declaration or any other recorded covenants, conditions and restrictions affecting the Project or of any law or governmental rule or regulation, or of any certificate of occupancy issued for the Premises, the Building and/or the Project, or (b) for any improper, immoral, unlawful or reasonably objectionable purpose. Tenant shall not do or permit to be done anything which will obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises, the Building or the Project, nor commit or suffer to be committed any waste in, on or about the Premises. Tenant and Tenant's employees and agents shall not solicit business in the Common Area, nor shall Tenant distribute any handbills or other advertising matter in the Common Area.

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6.2 Parking.

6.2.1 Tenant's Parking Privileges. During the Term of this Lease, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the number of parking privileges specified in Section 1.10 of the Summary hereof for use by Tenant's employees in the common parking areas for the Building within the Project, as designated by Landlord from time to time. Landlord shall at all times have the right to establish and modify the nature and extent of the parking areas for the Building and Project (including whether such areas shall be surface, underground and/or other structures) as long as Tenant is provided the number of parking privileges designated in Section 1.10 of the Summary. In addition, Landlord may, in its sole discretion, assign any unreserved and unassigned parking privileges and/or make all or a portion of such privileges reserved.

6.2.2 Parking Rules. The use of the parking areas shall be subject to the Parking Rules and Regulations contained in Exhibit "E" attached hereto and any other reasonable, non-discriminatory rules and regulations adopted by Landlord and/or Landlord's parking operators from time to time, including any system for controlled ingress and egress and charging visitors and invitees, with appropriate provision for validation of such charges. Tenant shall not use more parking privileges than its allotment and shall not use any parking spaces specifically assigned by Landlord to other tenants of the Building or Project or for such other uses as visitor parking. Tenant's parking privileges shall be used only for parking by vehicles no larger than normally sized passenger automobiles or pick-up trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described herein, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost thereof to Tenant, which cost shall be immediately payable by Tenant upon demand by Landlord.

6.3 Signs, Awnings and Canopies. Tenant will not place or suffer to be placed or maintained on the roof or on any exterior door, wall or window (or within 48 inches of any window) of the Premises any sign, awning or canopy, or advertising matter on the glass of any window or door of the Premises without Landlord's prior written consent. Tenant agrees to maintain any such sign, awning, canopy, decoration, lettering or advertising matter as may be approved by Landlord in good condition and repair at all times. At the expiration or earlier termination of this Lease, at Landlord's election, Tenant shall remove all signs, awnings, canopies, decorations, lettering and advertising and shall repair any damage to the Building, the Premises or the Project resulting therefrom all at Tenant's sole cost and expense. If Tenant fails to maintain any such approved sign, awning, decoration, lettering, or advertising, Landlord may do so and Tenant shall reimburse Landlord for such cost plus a twenty percent (20%) overhead fee. If, without Landlord's prior written consent, Tenant installs any sign, awning, decoration, lettering or advertising, or fails to remove any such item(s) at the expiration or earlier termination of this Lease, Landlord may have such item(s) removed and stored and may repair any damage to the Building, the Premises or the Project at Tenant's expense. The removal, repair and/or storage costs shall bear interest until paid at the Interest Rate.

6.4 Hazardous Materials.

6.4.1 Tenant's Obligations. Tenant will (i) obtain and maintain in full force and effect all Environmental Permits (as defined below) that may be required from time to time under any Environmental Laws (as defined below) applicable to Tenant or the Premises and (ii) be and remain in compliance with all terms and conditions of all such Environmental Permits and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all Environmental Laws applicable to Tenant or the Premises. As used in this Lease, the term "Environmental Law" means any past, present or future federal, state or local statutory or common law, or any regulation, ordinance, code, plan, order, permit, grant, franchise, concession, restriction or agreement issued, entered, promulgated or approved thereunder, relating to (a) the environment, human health or safety, including, without limitation, emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, air, surface water, groundwater or land), or (b) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Materials. "Environmental Permits" means, collectively, any and all permits, consents, licenses, approvals and registrations of any nature at any time required pursuant to, or in order to comply with, any Environmental Law. Except for ordinary and general office supplies, such as copier toner, liquid paper, glue, ink and common household cleaning materials used and stored in compliance with all Environmental Laws (some or all of which may constitute Hazardous Materials as defined below), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Common Areas or any other portion of the Project by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Concurrently with the execution of this Lease, Tenant agrees to complete and deliver to Landlord an Environmental Questionnaire in the form of Exhibit "H" attached hereto. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, the Building and the Project, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building and/or the Project or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's members, shareholders, partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the Project and which are caused or permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials in the Premises, the Building or any other portion of the Project which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant, Tenant's Parties or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). At all times during the Term of this Lease, Landlord will have the right, but not the obligation, to enter upon the Premises to inspect, investigate, sample and/or monitor the Premises to determine if Tenant is in compliance with the terms of this Lease regarding Hazardous Materials. Tenant will, upon the request of Landlord at any time during which Landlord has reason to believe that Tenant is not in compliance with this Section 6.4.1, cause to be performed an environmental audit of the Premises at Tenant's expense by an established environmental consulting firm reasonably acceptable to Landlord. As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated or regulated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and freon and other chlorofluorocarbons. The provisions of this Section 6.4.1 will survive the expiration or earlier termination of this Lease.

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6.4.2  Landlord's  Termination  Option for Certain  Environmental  Problems.  If
Hazardous   Materials   are  present  at  the  Premises  that  are  required  by
Environmental Law to be remediated and Tenant is not responsible therefor pursuant to Section 6.4.1, Landlord may, at its option, either (i) remediate such Hazardous Materials as an Operating Expense, in which event this Lease shall continue in full force and effect or (ii) if the estimated cost to remediate such Hazardous Materials exceeds twelve (12) times the then Basic Rent or One Hundred Thousand Dollars ($100,000.00), whichever is greater, give written notice to Tenant, within thirty (30) days after receipt by Landlord of knowledge of the existence of such Hazardous Materials, of Landlord's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Landlord elects to give such a termination notice, Tenant may, within ten (10) days thereafter, give written notice to Landlord of Tenant's commitment to pay the amount by which the cost of the remediation of such Hazardous Materials exceeds an amount equal to twelve (12) times the then Basic Rent or One Hundred Thousand Dollars ($100,000.00), whichever is greater. Tenant shall provide Landlord with such funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Landlord shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Tenant does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as the date specified in Landlord's termination notice.

6.5 Refuse and Sewage. Tenant agrees not to keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and agrees to regularly and frequently remove same from the Premises. Tenant shall keep all containers or other equipment used for storage of such materials in a clean and sanitary condition. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system for the disposal of anything except sanitary sewage. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition. If the volume of Tenant's trash becomes excessive in Landlord's judgment, Landlord shall have the right to charge Tenant for additional trash disposal services and/or to require that Tenant contract directly for additional trash disposal services at Tenant's sole cost and expense.

6.6 Pest Control. Tenant shall, at its own cost, retain a licensed, bonded professional pest and sanitation control service to perform inspections of the Premises on an "as needed" basis for the purpose of eliminating infestation by and controlling the presence of insects, rodents and vermin and shall promptly cause any corrective or extermination work recommended by such service to be performed. Such work shall be performed pursuant to a written contract, a copy of which shall be delivered to Landlord by Tenant upon request.

6.7 Extraordinary Services. If Landlord incurs Operating Expenses or other costs for any increase in services provided to or for the benefit of Tenant above those services normally provided by Landlord to the other tenants in the Project and such increased services or costs result from any act, conduct, extraordinary use and/or special request by Tenant or its employees or customers, Tenant agrees to reimburse Landlord for the costs of such extraordinary services, within thirty (30) days of delivery to Tenant of written invoice for such extraordinary services. By way of example only, if Tenant should request or if Tenant's business operation should require extraordinary security services, lighting, cleaning and/or repair, such extraordinary services may be billed directly to Tenant as provided in this Section 6.7 and shall be reimbursed by Tenant to Landlord as provided herein.

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7.  Payments and Notices.  All rent and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord at the address designated in Section 1.1 of the Summary, or to such other persons and/or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by nationally recognized overnight courier or express mailing service), facsimile transmission sent by a machine capable of confirming transmission receipt, with a hard copy of such notice delivered no later than one (1) business day after facsimile transmission by another method specified in this
Section 7, or by registered or certified mail, postage prepaid, return receipt requested, addressed to Tenant at the address(es) designated in Section 1.2 of the Summary, or to Landlord at the address(es) designated in Section 1.1 of the Summary. Either party may, by written notice to the other, specify a different address for notice purposes. Notice given in the foregoing manner shall be deemed given (i) upon confirmed transmission if sent by facsimile transmission, provided such transmission is prior to 5:00 p.m. on a business day (if such transmission is after 5:00 p.m. on a business day or is on a non-business day, such notice will be deemed given on the following business day), (ii) when actually received or refused by the party to whom sent if delivered by a carrier or personally served or (iii) if mailed, on the day of actual delivery or refusal as shown by the certified mail return receipt or the expiration of three
(3) business days after the day of mailing, whichever first occurs. For purposes of this Section 7, a "business day" is Monday through Friday, excluding holidays observed by the United States Postal Service and reference to 5:00 p.m. is to the time zone of the recipient.

8. Brokers. Landlord has entered into an agreement with the real estate broker specified in Section 1.13 of the Summary as representing Landlord ("Landlord's Broker"), and Landlord shall pay any commissions or fees that are payable to Landlord's Broker with respect to this Lease in accordance with the provisions of a separate commission contract. Landlord shall have no further or separate obligation for payment of commissions or fees to any other real estate broker, finder or intermediary. Tenant represents that it has not had any dealings with any real estate broker, finder or intermediary with respect to this Lease, other than Landlord's Broker and the broker specified in Section 1.13 of the Summary as representing Tenant ("Tenant's Broker"). Any commissions or fees payable to Tenant's Broker with respect to this Lease shall be paid exclusively by Landlord's Broker. Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, or (b) is or might be entitled to a commission or compensation in connection with this Lease. Tenant shall indemnify, protect, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Tenant of the foregoing representation, including, without limitation, any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein. Landlord shall indemnify, protect, defend (by counsel reasonably approved in writing by Tenant) and hold Tenant harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Landlord of the foregoing representation, including, without limitation, any claims that may be asserted against Tenant by any broker, agent or finder undisclosed by Landlord herein. The foregoing indemnities shall survive the expiration or earlier termination of this Lease.

9. Surrender; Holding Over.

9.1 Surrender of Premises. Upon the expiration or sooner termination of this Lease, Tenant shall surrender all keys for the Premises to Landlord, and Tenant shall deliver exclusive possession of the Premises to Landlord broom clean and in first-class condition and repair, reasonable wear and tear excepted (and casualty damage excepted if this Lease is terminated as a result thereof pursuant to Section 18), with all of Tenant's personal property (and those items, if any, of Tenant Improvements and Tenant Changes identified by Landlord pursuant to Section 12.2 below) removed therefrom and all damage caused by such removal repaired, as required pursuant to Sections 12.2 and 12.3 below. If, for any reason, Tenant fails to surrender the Premises on the expiration or earlier termination of this Lease (including upon the expiration of any subsequent month-to-month tenancy consented to by Landlord pursuant to Section 9.2 below), with such removal and repair obligations completed, then, in addition to the provisions of Section 9.3 below and Landlord's rights and remedies under Section
12.4 and the other provisions of this Lease, Tenant shall indemnify, protect, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from such failure to surrender, including, without limitation, any claim made by any succeeding tenant based thereon. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

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9.2  Holding  Over.  If Tenant  holds  over  after  the  expiration  or  earlier termination of the Lease Term, Tenant shall become a tenant at sufferance only, upon the terms and conditions set forth in this Lease so far as applicable (including Tenant's obligation to pay all Operating Expenses and any other additional rent under this Lease), but at a Basic Rent equal to: (a) one hundred fifty percent (150%) of the Basic Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) one hundred fifty percent (150%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the Premises in effect on the date of such expiration or earlier termination. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a hold over hereunder or result in an extension of this Lease. Tenant shall pay a pro-rated portion of one (1) month's Basic Rent calculated in accordance with this Section 9.2 for any portion of a month it holds over and remains in possession of the Premises pursuant to this Section 9.2 (based on the proportion that the number of days of such holdover bears to the number of days in such month).

9.3 No Effect on Landlord's Rights. The foregoing provisions of this Section 9 are in addition to, and do not affect, Landlord's right of re-entry or any other rights of Landlord hereunder or otherwise provided at law or in equity.

10. Taxes.

10.1 Real Property Taxes. Tenant shall pay Tenant's Share of Real Property Taxes in accordance with the provisions of Section 4. "Real Property Taxes" mean, collectively, all general and special real property taxes, assessments (including, without limitation, change in ownership taxes or assessments), liens, bond obligations, license fees or taxes, commercial rent or gross receipts taxes, and any similar impositions in-lieu of other impositions now or previously within the definition of real property taxes or assessments which may be levied or assessed by any lawful authority against the Project applicable to the period from the Commencement Date until the expiration or sooner termination of this Lease. Real Property Taxes are included within Operating Expenses, as set forth in Section 4.4.

10.2 Personal Property Taxes. Tenant shall be liable for, and shall pay before delinquency, all taxes and assessments (real and personal) levied against (a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures), (b) any Tenant Improvements or alterations in the Premises (whether installed and/or paid for by Landlord or Tenant) and (c) this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises. If any such taxes or assessments are levied against Landlord or Landlord's property,
Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, and Tenant shall reimburse Landlord therefor within ten (10) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, shall have the right, with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

11. Possession; Condition of Premises; Repairs.

11.1 Delivery of Possession. Landlord will deliver possession of the Premises to Tenant on the date set forth in Section 1.7 of the Summary; however, if Landlord cannot deliver possession of the Premises to Tenant by such date, this Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting from such delay. If the delay in possession is caused by Tenant (including delays caused by Tenant's failure to supply any item referred to in the following sentence), then the Term and Tenant's obligation to pay rent will commence as of the date the Commencement Date would have occurred but for Tenant's delay, even though Tenant does not yet have possession. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following:
(i) a copy of this Lease fully executed by Tenant and the guaranty of Tenant's obligations under this Lease, if any, executed by the Guarantor(s); (ii) the Security Deposit and the first installment of Basic Rent; and (iii) copies of policies of insurance or certificates thereof as required under Section 20 of this Lease.

11.2 Condition of Premises. Tenant acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project or their condition, or with respect to the suitability thereof for the conduct of Tenant's business and Tenant shall accept the Premises in their as-is condition. The taking of possession of the Premises by Tenant shall conclusively establish that the Project, the Premises, the Tenant Improvements therein, the Building and the Common Areas were at such time complete and in good, sanitary and satisfactory condition and repair with all work required to be performed by Landlord, if any, pursuant to Exhibit "C" completed and without any obligation on Landlord's part to make any alterations, upgrades or improvements thereto.

11.3 Landlord's Repair Obligations. Landlord shall, as part of the Operating Expenses, repair, maintain and replace, as necessary, (a) the Building shell and other structural portions of the Building (including the roof, exterior walls and foundations), (b) the basic plumbing, heating, ventilating, air conditioning, sprinkler and electrical systems within the Building core (but not any conduits or connections thereto or distribution systems thereof within the Premises or any other tenant's premises or those systems exclusively serving the Premises or any other tenant's premises), and (c) the Common Areas of the
Project; provided, however, to the extent such maintenance, repairs or replacements are required as a result of any act, neglect, fault or omission of Tenant or any of Tenant's agents, employees, contractors, licensees or invitees, Tenant shall pay to Landlord, as additional rent, the costs of such maintenance, repairs or replacements. Landlord shall not be liable to Tenant for failure to perform any such repairs, maintenance or replacements, unless Landlord shall fail to make such repairs, maintenance or replacements and such failure shall continue for an unreasonable time following written notice from Tenant to Landlord of the need therefor. Without limiting the foregoing, Tenant waives the right to make repairs at Landlord's expense and/or terminate this Lease or vacate the Premises under any law, statute or ordinance now or hereafter in effect (including the provisions of California Civil Code Section 1932(1) and 1942 and any successive sections or statutes of a similar nature).

                                       (8)
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11.4 Tenant's Repair Obligations. Except for Landlord's obligations specifically set forth in Sections 11.3, 18.1 and 19.2 hereof, Tenant shall at all times and at Tenant's sole cost and expense, keep, maintain, clean, repair and preserve and replace, as necessary, the Premises and all parts thereof including, without limitation, all Tenant Improvements, Tenant Changes, utility meters, pipes and conduits, all heating, ventilating and air conditioning systems located within the Premises or exclusively serving the Premises, all fixtures, furniture and equipment, Tenant's storefront and signs, if any, locks, closing devices, security devices, windows, window sashes, casements and frames, floors and floor coverings, shelving, restrooms, if any, and any alterations, additions and other property located within the Premises in good condition and repair, reasonable wear and tear excepted. Tenant shall replace, at its expense, any and all plate and other glass in and about the Premises which is damaged or broken from any cause whatsoever except due to the gross negligence or willful misconduct of Landlord, its agents or employees. Such maintenance and repairs shall be performed with due diligence, lien-free and in a good and workmanlike manner, by licensed contractor(s) which are selected by Tenant and approved by Landlord, which approval Landlord shall not unreasonably withhold or delay. Except as otherwise expressly provided in this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, renovate, redecorate or paint all or any part of the Premises.

12. Alterations.

12.1 Tenant Changes; Conditions.

(a) Tenant shall not make any alterations, additions, improvements or decorations to the Premises (collectively, "Tenant Changes," and individually, a "Tenant Change") unless Tenant first obtains Landlord's prior written approval thereof, which approval Landlord shall not unreasonably withhold. Notwithstanding the foregoing, Landlord's prior approval shall not be required for any Tenant Change which satisfies all of the following conditions (hereinafter a "Pre-Approved Change"): (i) the costs of such Tenant Change does not exceed Five Hundred Dollars ($500.00) individually; (ii) the costs of such Tenant Change when aggregated with the costs of all other Tenant Changes made by Tenant during the Term of this Lease do not exceed Fifteen Hundred Dollars ($1,500.00); (iii) Tenant delivers to Landlord final plans, specifications and working drawings for such Tenant Change at least ten (10) days prior to commencement of the work thereof; (iv) the Tenant Change does not affect the mechanical, electrical, plumbing or life safety systems of the Premises, the Building and/or the Project (collectively, the "Systems"), the roof or structural components of the Premises or the exterior of the Premises; (v) the Tenant Change does not trigger any legal requirement which would require Landlord to make any alteration or improvement to the Premises, Building or Project; and (vi) Tenant and such Tenant Change otherwise satisfy all other conditions set forth in this Section 12.1.

(b)   After   Landlord  has   approved   the  Tenant   Changes  and  the  plans,
      specifications and working drawings therefor (or is deemed to have approved the Pre-Approved Changes as set forth in Section 12.1(a) above), Tenant shall: (i) enter into an agreement for the performance of such Tenant Changes with licensed and bondable contractors and subcontractors selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld; (ii) before proceeding with any Tenant Change, provide Landlord with ten (10) days' prior written notice thereof; and
      (iii) pay to Landlord, within ten (10) days after written demand, the costs of any increased insurance premiums incurred by Landlord to include such Tenant Changes in the fire and extended coverage insurance obtained by Landlord pursuant to Section 21 below, if Landlord elects in writing to insure such Tenant Changes; provided, however, that Landlord shall not be required to include the Tenant Changes under such insurance. If such Tenant Changes are not included in Landlord's insurance, Tenant shall insure the Tenant Changes under its casualty insurance pursuant to Section 20.1(a) below. In addition, before proceeding with any Tenant Change, Tenant's contractors shall obtain, on behalf of Tenant and at Tenant's sole cost and expense: (A) all necessary governmental permits and approvals for the commencement  and completion of such Tenant Change;  and
      (B) at Landlord's request, a completion and lien indemnity bond, or other surety, satisfactory to Landlord for such Tenant Change. Landlord's approval of any contractor(s) and subcontractor(s) of Tenant shall not release Tenant or any such contractor(s) and/or subcontractor(s) from any liability for any conduct or acts of such contractor(s) and/or subcontractor(s). Further, Landlord's approval of Tenant Changes and the plans therefor will create no liability or responsibility on Landlord's part concerning the completeness of same or their design sufficiency or compliance with laws.

(d) All Tenant Changes shall be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) lien-free and in a good and workmanlike manner; (iii) in compliance with all laws, rules and regulations of all governmental agencies and authorities including, without limitation, applicable building permit requirements and the provisions of Title III of the Americans with Disabilities Act of 1990;
      (iv) in such a manner so as not to unreasonably interfere with the occupancy of any other tenant in the Building or any other building located within the Project, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building or any other building located within the Project; and (v) at such times, in such manner and subject to such rules and regulations as Landlord may from time to time reasonably designate.

                                       (9)
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(e)   Throughout the performance of the Tenant Changes,  Tenant shall obtain, or cause its contractors to obtain, workers compensation insurance and commercial general liability insurance in compliance with the provisions of Section 20 of this Lease.

12.2 Removal of Tenant Changes and Tenant Improvements. All Tenant Changes and the initial Tenant Improvements in the Premises (whether installed or paid for by Landlord or Tenant), shall become the property of Landlord and shall remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to on or before the expiration of the Lease Term (or upon any sooner termination of this Lease) identify those items of the Tenant Changes only which Landlord shall require Tenant to remove at the end of the Term of this Lease, and in no event shall Tenant be required to remove the initial Tenant Improvements. If Landlord requires Tenant to remove any such items as described above, Tenant shall, at its sole cost, remove the identified items on or before the expiration or sooner termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, shall pay to Landlord all of Landlord's costs of such removal and repair).

12.3 Removal of Personal Property. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including business and trade fixtures, furniture and movable partitions) shall be, and remain, the property of Tenant, and shall be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this Lease. Tenant shall repair any damage caused by such removal.

12.4 Tenant's Failure to Remove. If Tenant fails to remove by the expiration or sooner termination of this Lease all of its personal property, or any items of Tenant Improvements or Tenant Changes identified by Landlord for removal pursuant to Section 12.2 above, Landlord may, (without liability to Tenant for loss thereof), at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items in accordance with applicable law; and/or (b) upon ten (10) days' prior notice to Tenant, sell all or any such items at private or public sale for such price as Landlord may obtain as permitted under applicable law. Landlord shall apply the proceeds of any such sale to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

13. Liens. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Project, the Building or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. Tenant shall, at Landlord's request, provide Landlord with enforceable, conditional and final lien releases (and other reasonable evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials with respect to the Premises. Landlord shall have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant shall, at its sole cost, immediately cause such lien to be released of record or bonded so that it no longer affects title to the Project, the Building or the Premises. If Tenant fails to cause such lien to be so released or bonded within twenty (20) days after filing thereof, Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such lien to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord within five (5) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord. Notice is hereby given that Landlord shall not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding the Premises through or under Tenant, and that no mechanics' or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in the Premises.

14. Assignment and Subletting.

14.1 Restriction on Transfer. Tenant will not assign this Lease in whole or in part, nor sublet all or any part of the Premises (collectively and individually, a "Transfer"), without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold. In no event may Tenant encumber or hypothecate this Lease. The consent by Landlord to any Transfer shall not constitute a waiver of the necessity for such consent to any subsequent Transfer. This prohibition against Transfers shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease is transferred by Tenant, or if the Premises or any part thereof are transferred or occupied by any person or entity other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such Transfer, occupancy or collection shall be deemed a waiver on the part of Landlord, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained unless expressly made in writing by Landlord. Irrespective of any Transfer, Tenant shall remain fully liable under this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease. Without limiting in any way Landlord's right to withhold its consent on any reasonable grounds, it is agreed that Landlord will not be acting unreasonably in refusing to consent to a Transfer if, in Landlord's opinion, (i) the net worth or financial capabilities of such assignee or subtenant is less than that of Tenant and Guarantor(s) at the date hereof, (ii) the proposed assignee or subtenant does not have the financial capability to fulfill the obligations imposed by the Transfer, (iii) the proposed Transfer involves a change of use of the Premises from that specified herein or would violate any exclusive use covenant to which Landlord is bound, or (iv) the proposed assignee or subtenant is not, in Landlord's reasonable opinion, of reputable or good character or consistent with Landlord's desired tenant mix for the Project. If Tenant is a corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning and provisions of this Section 14.1.

                                      (10)
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14.2  Transfer  Notice.  If Tenant  desires to effect a Transfer,  then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require.

14.3 Landlord's Options. Within fifteen (15) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will notify Tenant of its election to do one of the following: (i) consent to the proposed Transfer subject to such reasonable conditions as Landlord may impose in providing such consent; (ii) refuse such consent, which refusal shall be on reasonable grounds; or (iii) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Landlord.

14.4 Additional Conditions. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, in form and substance reasonably satisfactory to Landlord. Tenant agrees to pay to Landlord, as additional rent, all sums and other consideration payable to and for the benefit of Tenant by the Transferee in excess of the rent payable under this Lease for the same period and portion of the Premises. In calculating excess rent or other consideration which may be payable to Landlord under this Section 14.4, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee, and each sublease shall provide that if Landlord gives the sublessee written notice that Tenant is in default under this Lease, the sublessee will thereafter make all payments due under the sublease directly to or as directed by Landlord, which payments will be credited against any payments due under this Lease. Tenant hereby irrevocably and unconditionally assigns to Landlord all rents and other sums payable under any sublease of the Premises; provided, however, that Landlord hereby grants Tenant a license to collect all such rents and other sums so long as Tenant is not in default under this Lease. Tenant shall, within ten (10) days after the execution and delivery of any assignment or sublease, deliver a duplicate original copy thereof to Landlord. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, and as a condition precedent to Landlord's consideration of the proposed assignment or sublease, Tenant agrees to pay Landlord a non-refundable administrative fee of Five Hundred Dollars ($500.00), plus Landlord's reasonable attorneys' fees and other costs incurred by Landlord in reviewing such proposed assignment or sublease (whether attributable to Landlord's in-house attorneys or paralegals or otherwise). Acceptance of the
Five Hundred Dollar ($500.00) administrative fee and/or reimbursement of Landlord's attorneys' and/or paralegal fees shall in no event obligate Landlord to consent to any proposed Transfer. Notwithstanding any contrary provision of this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent to a proposed Transfer or otherwise has breached its obligations under this Section 14, Tenant's and such Transferee's only remedy shall be to seek a declaratory judgment and/or injunctive relief, and Tenant, on behalf of itself and, to the extent permitted by law, such proposed Transferee waives all other remedies against Landlord, including without limitation, the right to seek monetary damages or to terminate this Lease.

                                      (11)
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14.5 Permitted  Transfers.  Notwithstanding the provisions of this Section 14 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof (herein, a "Permitted Transfer"), without Landlord's consent to any entity that controls, is controlled by or is under common control with Tenant, or to any entity resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern (each, a "Permitted Transferee"), provided that: (a) at least twenty
(20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee as described in Section 14.2 above; (b) in the case of an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion) pursuant to a commercially reasonable assumption agreement, a fully executed copy of which is delivered to Landlord within twenty (20) days following the effective date of such assignment or subletting; (c) the financial net worth of the assignee or sublessee equals or exceeds that of Tenant and any guarantor hereof as of the date of execution of this Lease; (d) Tenant remains fully liable under this Lease; (e) the use of the Premises remains unchanged; (f) such transaction is not entered into as a subterfuge to avoid the restrictions and provisions of this Section 14; (g) such transaction will not violate any exclusive use covenant or other agreement to which Landlord is bound; and (h) with respect to a subletting only, Tenant and such Permitted Transferee execute Landlord's standard consent to sublease form.

15. Entry by Landlord. Landlord and its employees and agents shall at all reasonable times have the right to enter the Premises to inspect the same, to supply any service required to be provided by Landlord to Tenant under this Lease, to exhibit the Premises to prospective lenders or purchasers (or during the last year of the Term, to prospective tenants), to post notices of non-responsibility, and/or to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of or liable for any breach of Landlord's covenant of quiet enjoyment or any eviction of Tenant, and without abatement of rent. In exercising such entry rights, Landlord shall endeavor to minimize, to the extent reasonably practicable, the interference with Tenant's business, and shall provide Tenant with reasonable advance written notice of such entry (except in emergency situations and for providing scheduled services, if any). Landlord shall have the means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, or grounds for any abatement or reduction of rent and Landlord shall not have any liability to Tenant for any damages or losses on account of any such entry by Landlord except, subject to the provisions of Section 22.1, to the extent of Landlord's gross negligence or willful misconduct.

16. Utilities and Services. Tenant shall be solely responsible for and shall promptly pay all charges for heat, air conditioning, water, gas, electricity or any other utility used, consumed or provided in, furnished to or attributable to the Premises at the rates charged by the supplying utility companies and/or Landlord. Should Landlord elect to supply any or all of such utilities, Tenant agrees to purchase and pay for the same as additional rent as apportioned by Landlord. The rate to be charged by Landlord to Tenant shall not exceed the rate charged to Landlord by any supplying utility. Tenant shall reimburse Landlord within ten (10) days of billing for fixture charges and/or water tariffs, if applicable, which are charged to Landlord by local utility companies. Landlord will notify Tenant of this charge as soon as it becomes known. This charge will increase or decrease with current charges being levied against Landlord, the Premises or the Building by the local utility company, and will be due as additional rent. In no event shall Landlord be liable for any interruption or failure in the supply of any such utility services to Tenant.

17. Indemnification and Exculpation.

17.1 Tenant's Assumption of Risk and Waiver. Except to the extent such matter is not covered by the insurance required to be maintained by Tenant under this Lease and such matter is attributable to the gross negligence or willful misconduct of Landlord, Landlord shall not be liable to Tenant, Tenant's employees, agents or invitees for: (i) any damage to property of Tenant, or of others, located in, on or about the Premises, (ii) the loss of or damage to any property of Tenant or of others by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or leaks from any part of the Premises or from the pipes, appliance of plumbing works or from the roof, street or subsurface or from any other places or by dampness or by any other cause of whatsoever nature, or (iv) any such damage caused by other tenants or persons in the Premises, occupants of adjacent property of the Project, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall in no event be liable for any consequential damages or loss of business or profits and Tenant hereby waives any and all claims for any such damages. All property of Tenant kept or stored on the Premises shall be so kept or stored at the sole risk of Tenant and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, unless such damage shall be caused by the gross negligence or willful misconduct of Landlord. Landlord or its agents shall not be liable for interference with the light or other intangible rights.

17.2 Tenant's Indemnification of Landlord. Tenant shall be liable for, and shall indemnify, defend, protect and hold the Landlord Indemnified Parties harmless from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities and expenses, including attorneys' fees and court costs (collectively, "Indemnified Claims"), arising or resulting from (a) any occurrence at the Premises following the date Landlord delivers possession of the Premises to Tenant, unless caused by the gross negligence or willful misconduct of Landlord or its agents, employees or contractors, (b) any act or omission of Tenant or any of Tenant's Parties; (c) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant's Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant's Parties, in or about the Premises, the Building or elsewhere on the Project; and/or (d) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease or the terms of any contract or agreement to which Tenant is a party or by which it is bound, affecting this Lease or the Premises. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord, which approval shall not be unreasonably withheld.

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17.3 Survival; No Release of Insurers. Tenant's indemnification obligation under
Section 17.2, shall survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification in Sections 17.1 and 17.2 above, are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant, pursuant to the provisions of this Lease.

18. Damage or Destruction.

18.1 Landlord's Rights and Obligations. In the event the Premises are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor estimates in a writing delivered to the parties that the damage thereto is such that the Premises may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred twenty (120) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Section 18.2 below), then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If, however, the Premises are damaged to an extent exceeding twenty-five percent (25%) of the full replacement cost thereof, or Landlord's contractor estimates that such work of repair, reconstruction and restoration will require longer than one hundred twenty (120) days to complete, or Landlord will not receive insurance proceeds (and/or proceeds from Tenant, as applicable) sufficient to cover the costs of such repairs, reconstruction and restoration, then Landlord may elect to either:

(a) repair, reconstruct and restore the portion of the Premises damaged by such casualty (including the Tenant Improvements, the Tenant Changes that Landlord elects to insure pursuant to Section 12.1(b) and, to the extent of insurance proceeds received from Tenant, the Tenant Changes that Tenant insures pursuant to Section 12.1(b) and/or 20.1(a)), in which case this Lease shall continue in full force and effect; or

(b) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

Under any of the conditions of this Section 18.1, Landlord shall give written notice to Tenant of its intention to repair or terminate within the later of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor.

18.2 Tenant's Costs and Insurance Proceeds. In the event of any damage or destruction of all or any part of the Premises, Tenant shall immediately: (a) notify Landlord thereof; and (b) deliver to Landlord all insurance proceeds received by Tenant with respect to the Tenant Improvements and Tenant Changes in the Premises to the extent such items are not covered by Landlord's casualty insurance obtained by Landlord pursuant to Section 21 below (excluding proceeds for Tenant's furniture and other personal property), whether or not this Lease is terminated as permitted in this Section 18, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant Changes which Tenant is required to insure pursuant to Sections 12.1(b) and/or 20.1(a) hereof), Tenant fails to receive insurance proceeds covering the full replacement cost of such Tenant Changes which are damaged, Tenant shall be deemed to have self-insured the replacement cost of such Tenant Changes, and upon any damage or destruction thereto, Tenant shall immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

18.3 Abatement of Rent. In the event that as a result of any such damage, repair, reconstruction and/or restoration of the Premises, Tenant is prevented from using, and does not use, the Premises or any portion thereof, then the rent shall be abated or reduced, as the case may be, during the period that Tenant continues to be so prevented from using and does not use the Premises or portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises. Notwithstanding the foregoing to the contrary, if the damage is due to the negligence or willful misconduct of Tenant or any Tenant's Parties, there shall be no abatement of rent. Except for abatement of rent as provided hereinabove, Tenant shall not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises resulting from any such damage, repair, reconstruction or restoration.

                                      (13)
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18.4 Inability to Complete.  Notwithstanding  anything to the contrary contained in this Section 18, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Premises pursuant to Section 18.1 above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is six (6) months after the date estimated by Landlord's contractor for completion thereof pursuant to Section 18.1, by reason of any causes beyond the reasonable control of Landlord (including, without limitation, any delay due to Force Majeure as defined in Section 32.16, and delays caused by Tenant or any Tenant's Parties), then Landlord may elect to terminate this Lease upon thirty (30) days' prior written notice to Tenant.

18.5 Damage to the Project. If there is a total destruction of the Project or a partial destruction of the Project, the cost of restoration of which would exceed one-third (1/3) of the then replacement value of the Project, by any cause whatsoever, whether or not insured against and whether or not the Premises are partially or totally destroyed, Landlord may within a period of one hundred eighty (180) days after the occurrence of such destruction, notify Tenant in writing that it elects not to so reconstruct or restore the Project, in which event this Lease shall cease and terminate as of the date of such destruction.

18.6 Damage Near End of Term. In addition to its termination  rights in Sections
18.1 and 18.4 above, Landlord shall have the right to terminate this Lease if any damage to the Building or Premises occurs during the last twelve (12) months of the Term of this Lease and Landlord's contractor estimates in a writing delivered to the parties that the repair, reconstruction or restoration of such damage cannot be completed within the earlier of (a) the scheduled expiration date of the Lease Term, or (b) sixty (60) days after the date of such casualty.

18.7 Tenant Termination Right. Within thirty (30) days after the date Landlord learns of the necessity for repairs as a result of damage to the Premises, Landlord shall notify Tenant ("Damage Repair Estimate") of Landlord's estimated assessment of the period of time in which the repairs will be completed, which assessment shall be based upon the opinion of a contractor reasonably selected by Landlord and experienced in comparable repairs of high-rise office buildings. If Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the Damage Repair Estimate indicates that repairs cannot be completed within one hundred twenty (120) days after the date Landlord learns of the necessity for repairs, Tenant may elect, not later than thirty (30) days after Tenant's receipt of the Damage Repair Estimate, to terminate this Lease by written notice to Landlord effective as of the date specified in Tenant's notice.

18.8 Waiver of Termination Right. This Lease sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of California Civil Code
Section 1932, Subsection 2, and Section 1933, Subsection 4 (and any successor statutes thereof permitting the parties to terminate this Lease as a result of any damage or destruction).

19. Eminent Domain.

19.1 Substantial Taking. Subject to the provisions of Section 19.4 below, in case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises as reasonably determined by Landlord, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority.

19.2 Partial Taking; Abatement of Rent. In the event of a taking of a portion of the Premises which does not substantially interfere with the conduct of Tenant's business, then, except as otherwise provided in the immediately following sentence, neither party shall have the right to terminate this Lease and Landlord shall thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent shall be abated with respect to the part of the Premises which Tenant shall be so deprived on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the Building or the Project shall be taken (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate this Lease upon thirty (30) days' prior written notice to Tenant as long as Landlord also terminates leases of all other tenants leasing comparably sized space within the Building for comparable lease terms.

19.3 Condemnation Award. Subject to the provisions of Section 19.4 below, in connection with any taking of the Premises or the Building, Landlord shall be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award shall be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value shall be the sole property of Landlord. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant shall be granted the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

                                      (14)
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19.4  Temporary  Taking.  In the event of a taking of the  Premises  or any part thereof for temporary use, (a) this Lease shall be and remain unaffected thereby and rent shall not abate, and (b) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall perform its obligations under Section 9 with respect to surrender of the Premises and shall pay to Landlord the portion of any award which is attributable to any period of time beyond the Term expiration date. For purpose of this Section 19.4, a temporary taking shall be defined as a taking for a period of two hundred seventy (270) days or less.

19.5 Waiver of Termination Right. This Lease sets forth the terms and conditions upon which this Lease may terminate in the event of a taking. Accordingly, the parties waive the provisions of the California Code of Civil Procedure Section 1265.130 and any successor or similar statutes permitting the parties to terminate this Lease as a result of a taking.

20. Tenant's Insurance.

20.1 Types of Insurance. On or before the earlier of the Commencement Date or the date Landlord delivers possession of the Premises to Tenant, and continuing thereafter until the expiration of the Term, Tenant shall obtain and keep in full force and effect, the following insurance:

(a) Special Form (fka All Risk) insurance, including fire and extended coverage, sprinkler leakage (including earthquake sprinkler leakage), vandalism, malicious mischief and earthquake coverage upon property of every description and kind owned by Tenant and located in the Premises or the Building, or for which Tenant is legally liable or installed by or on behalf of Tenant including, without limitation, furniture, equipment and any other personal property, and any Tenant Changes (but excluding the Tenant Improvements and any Tenant Changes that Landlord elects to insure pursuant to Section 12.1(b) above), in an amount not less then the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall be presumptive.

(b) Commercial general liability insurance coverage, on an occurrence basis, including personal injury, bodily injury (including wrongful death), broad form property damage, operations hazard, owner's protective coverage, contractual liability (including Tenant's indemnification obligations under this Lease, including Section 17 hereof), liquor liability (if Tenant serves alcohol on the Premises), products and completed operations liability, and owned/non-owned auto liability, with a general aggregate of not less than Two Million Dollars ($2,000,000) and with "umbrella" or "excess liability" coverage of not less than Two Million Dollars ($2,000,000). The limits of such commercial general liability insurance shall be increased every three (3) years during the Term of this Lease to an amount reasonably required by Landlord.

(c) Worker's compensation and employer's liability insurance, in statutory amounts and limits, covering all persons employed in connection with any work done in, on or about the Premises for which claims for death or bodily injury could be asserted against Landlord, Tenant or the Premises.

(d) Loss of income, extra expense and business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises, Tenant's parking areas or to the Building as a result of such perils.

(e) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time, in form, amounts and for insurance risks against which a prudent tenant would protect itself, but only to the extent such risks and amounts are available in the insurance market at commercially reasonable costs.

20.2 Requirements. Each policy required to be obtained by Tenant hereunder shall: (a) be issued by insurers which are approved by Landlord and/or Landlord's mortgagees and are authorized to do business in the state in which the Building is located and rated not less than financial class X, and not less than policyholder rating A in the most recent version of Best's Key Rating Guide (provided that, in any event, the same insurance company shall provide the coverages described in Sections 20.1(a) and 20.1(d) above); (b) be in form reasonably satisfactory from time to time to Landlord; (c) name Tenant as named insured thereunder and shall name Landlord and, at Landlord's request, such other persons or entities of which Tenant has been informed in writing, as additional insureds thereunder, all as their respective interests may appear;
(d) not have a deductible  amount exceeding Five Thousand  Dollars  ($5,000.00), which deductible amount shall be deemed self-insured with full waiver of subrogation; (e) specifically provide that the insurance afforded by such policy for the benefit of additional insureds shall be primary, and any insurance carried by the additional insureds shall be excess and non-contributing; (f) contain an endorsement that the insurer waives its right to subrogation as described in Section 22 below; (g) require the insurer to notify Landlord and the other additional insureds in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof; (h) contain a cross liability or severability of interest endorsement;
(i) be in amounts sufficient at all times to satisfy any coinsurance requirements thereof and (j) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or omission of Landlord or Tenant which might, absent such provision, result in a forfeiture of all or a part of such insurance payment. Tenant agrees to deliver to Landlord, as soon as practicable after the placing of the required insurance, but in no event later than the date Tenant is required to obtain such insurance as set forth in Section 20.1 above, certificates from the insurance company evidencing the existence of such insurance and Tenant's compliance with the foregoing provisions of this Section
20. Tenant shall cause replacement certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement certificates are not furnished within the time(s) specified herein, Tenant shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Section 23.1 below, and Landlord shall have the right, but not the obligation, to procure such policies and certificates at Tenant's expense.

                                      (15)

20.3 Effect on Insurance. Tenant shall not do or permit to be done anything which will (a) violate or invalidate any insurance policy maintained by Landlord or Tenant hereunder, or (b) increase the costs of any insurance policy maintained by Landlord pursuant to Section 21 or otherwise with respect to the Building or the Project. If Tenant's occupancy or conduct of its business in or on the Premises results in any increase in premiums for any insurance carried by Landlord with respect to the Building or the Project, Tenant shall pay such increase as additional rent within ten (10) days after being billed therefor by Landlord. If any insurance coverage carried by Landlord pursuant to Section 21 or otherwise with respect to the Building or the Project shall be cancelled or reduced (or cancellation or reduction thereof shall be threatened) by reason of the use or occupancy of the Premises by Tenant or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy such condition within five (5) days after notice thereof, Tenant shall be deemed to be in default under this Lease, without the benefit of any additional notice or cure period specified in Section 23.1 below, and Landlord shall have all remedies provided in this Lease, at law or in equity, including, without limitation, the right (but not the obligation) to enter upon the Premises and attempt to remedy such condition at Tenant's cost.

21. Landlord's Insurance. During the Term, Landlord shall insure the Common Area improvements, the Building, the Premises and the Tenant Improvements (excluding, however, Tenant's furniture, equipment and other personal property and Tenant Changes, unless Landlord otherwise elects to insure the Tenant Changes pursuant to Section 12.1(b) above) against damage by fire and standard extended coverage perils and with vandalism and malicious mischief endorsements, rental loss coverage, at Landlord's option, earthquake damage coverage, and such additional coverage as Landlord deems appropriate. Landlord shall also carry commercial general liability insurance, in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of a similar building in the state in which the Building is located. At Landlord's option, all such insurance may be carried under any blanket or umbrella policies which Landlord has in force for other buildings and projects. In addition, at Landlord's option, Landlord may elect to self-insure all or any part of such required insurance coverage. Landlord may, but shall not be obligated to, carry any other form or forms of insurance as Landlord or the mortgagees or ground lessors of Landlord may reasonably determine is advisable. The cost of insurance obtained by Landlord pursuant to this Section 21 (including self-insured amounts and deductibles) shall be included in Operating Expenses.

22. Waivers of Subrogation.

22.1 Mutual Waiver of Parties. Notwithstanding anything herein to the contrary, Landlord and Tenant hereby waive their rights against each other with respect to any claims or damages or losses which are caused by or result from (a) occurrences insured against under any insurance policy (other than commercial general liability insurance) carried by Landlord or Tenant (as the case may be) pursuant to the provisions of this Lease and enforceable at the time of such damage or loss, or (b) occurrences which would have been covered under any insurance (other than commercial general liability insurance) required to be obtained and maintained by Landlord or Tenant (as the case may be) under Sections 20 and 21 of this Lease (as applicable) had such insurance been obtained and maintained as required therein. The foregoing waivers shall be in addition to, and not a limitation of, any other waivers or releases contained in this Lease, and shall include deductibles and self-insured retentions.

22.2 Waiver of Insurers. Each party shall cause each insurance policy (other than commercial general liability insurance) required to be obtained by it pursuant to Sections 20 and 21 to provide that the insurer waives all rights of recovery by way of subrogation against either Landlord or Tenant, as the case may be, in connection with any claims, losses and damages covered by such policy. If either party fails to maintain any such insurance required hereunder, such insurance shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

23. Tenant's Default and Landlord's Remedies.

23.1 Tenant's Default. The occurrence of any one or more of the following events shall constitute a default under this Lease by Tenant:

(a) the vacation or abandonment of the Premises by Tenant. "Abandonment" is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer;

(b) the failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, where such failure continues for three (3) days after written notice thereof from Landlord that such payment was not received;

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(c)   the  failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Sections 23.1(a) or (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it may be cured but more than ten
      (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten
      (10)  day  period  and  thereafter   diligently  prosecute  such  cure  to
      completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord;

(d) (i) the making by Tenant or any guarantor hereof of any general assignment for the benefit of creditors, (ii) the filing by or against Tenant or any guarantor hereof of a petition to have Tenant or any guarantor hereof adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant or any guarantor hereof, the same is dismissed within sixty
      (60) days), (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease or of substantially all of guarantor's assets, where possession is not restored to Tenant or guarantor within sixty (60) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of substantially all of guarantor's assets or of Tenant's interest in this Lease where such seizure is not discharged within sixty
      (60) days;

(e) any material representation or warranty made by Tenant or guarantor in this Lease or any other document delivered in connection with the execution and delivery of this Lease or pursuant to this Lease proves to be incorrect in any material respect; or

(f) Tenant or any guarantor hereof shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution.

Any notice sent by Landlord to Tenant pursuant to this Section 23.1 shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161.

23.2 Landlord's Remedies; Termination. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from
Tenant:

(a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

(b) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

(d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom including, but not limited to: unamortized Tenant Improvement costs; attorneys' fees; unamortized brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Tenant Changes, Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove.

As used in Sections 23.2(a) and 23.2(b) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate set forth in Section 1.14 of the Summary. As used in Section 23.2(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

23.3 Landlord's Remedies; Re-Entry Rights. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to Section 12.4 of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 23.3, and no acceptance of surrender of the Premises or other action on Landlord's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

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23.4  Landlord's  Remedies;  Continuation  of  Lease.  In the  event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the right to continue this Lease in full force and effect, whether or not Tenant shall have abandoned the Premises. The foregoing remedy shall also be available to Landlord pursuant to California Civil Code Section 1951.4 and any successor statute thereof in the event Tenant has abandoned the Premises. In the event Landlord elects to continue this Lease in full force and effect pursuant to this Section 23.4, then Landlord shall be entitled to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. Landlord's election not to terminate this Lease pursuant to this Section 23.4 or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Landlord from subsequently electing to terminate this Lease or pursuing any of its other remedies.

23.5 Landlord's Right to Perform. Except as specifically provided otherwise in this Lease, all covenants and agreements by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement or offset of rent. If Tenant shall fail to pay any sum of money (other than Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for three (3) days with respect to monetary obligations (or ten (10) days with respect to non-monetary obligations (except in case of emergencies, in which such case, such shorter period of time as is reasonable under the circumstances)) after Tenant's receipt of written notice thereof from Landlord, Landlord may, without waiving or releasing Tenant from any of Tenant's obligations, make such payment or perform such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs incurred by Landlord in performing such other acts shall be payable by Tenant to Landlord within five (5) days after demand therefor as additional rent.

23.6 Interest. If any monthly installment of Basic Rent or Operating Expenses, or any other amount payable by Tenant hereunder is not received by Landlord by the date when due, it shall bear interest at the Interest Rate set forth in
Section 1.14 of the Summary from the date due until paid. All interest, and any late charges imposed pursuant to Section 23.7 below, shall be considered additional rent due from Tenant to Landlord under the terms of this Lease.

23.7 Late Charges. Tenant acknowledges that, in addition to interest costs, the late payments by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such other costs include, without limitation, processing, administrative and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage, deed of trust or related loan documents encumbering the Premises, the Building or the Project. Accordingly, if any rent or any other amount payable by Tenant hereunder is not received by Landlord by the due date thereof, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue amount as a late charge, but in no event more than the maximum late charge allowed by law. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment as hereinabove referred to by Tenant, and the payment of late charges and interest are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of a late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or at law or in equity now or hereafter in effect.

23.8 Security Interest. Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property, and all proceeds of the sale or other disposition of such property (collectively, the "Collateral") to secure the payment of all rent to be paid by Tenant pursuant to this Lease. Such lien and security interest shall be in addition to any landlord's lien provided by law. This Lease shall constitute a security agreement under the Commercial Code of the State so that Landlord shall have and may enforce a security interest in the Collateral. Tenant agrees to execute as debtor and deliver such financing statement or statements and any further documents as Landlord may now or hereafter reasonably request to perfect or otherwise protect such security interest pursuant to such code. Landlord may also at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all rights and remedies afforded as secured party under such code, which rights and remedies shall be in addition to Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

23.9 Rights and Remedies Cumulative. All rights, options and remedies of Landlord contained in this Section 23 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Section 23 shall be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

23.10 Tenant's Waiver of Redemption. Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have under any present or future law to redeem any of the Premises or to have a continuance of this Lease after termination of this Lease or of Tenant's right of occupancy or possession pursuant to any court order or any provision hereof, and (ii) the benefits of any present or future law which exempts property from liability for debt or for distress for rent.

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23.11 Costs Upon  Default and  Litigation.  Tenant shall pay to Landlord and its mortgagees as additional rent all the expenses incurred by Landlord or its mortgagees in connection with any default by Tenant hereunder or the exercise of any remedy by reason of any default by Tenant hereunder, including reasonable attorneys' fees and expenses. If Landlord or its mortgagees shall be made a party to any litigation commenced against Tenant or any litigation pertaining to this Lease or the Premises, at the option of Landlord and/or its mortgagees, Tenant, at its expense, shall provide Landlord and/or its mortgagees with counsel approved by Landlord and/or its mortgagees and shall pay all costs incurred or paid by Landlord and/or its mortgagees in connection with such litigation.

24. Landlord's Default. Landlord shall not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord has failed to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such uncured default by Landlord, Tenant may exercise any of its rights provided in law or at equity; provided, however: (a) Tenant shall have no right to offset or abate rent in the event of any default by Landlord under this Lease, except to the extent offset rights are specifically provided to Tenant in this Lease; (b) Tenant shall have no right to terminate this Lease; (c) Tenant's rights and remedies hereunder shall be limited to the extent (i) Tenant has expressly waived in this Lease any of such rights or remedies and/or (ii) this Lease otherwise expressly limits Tenant's rights or remedies, including the limitation on Landlord's liability contained in Section 31 hereof and (d) in no event shall Landlord be liable for consequential damages or loss of business profits.

25. Subordination. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee of a mortgage or a beneficiary of a deed of trust now or hereafter encumbering all or any portion of the Building or the Project, or any lessor of any ground or master lease now or hereafter affecting all or any portion of the Building or the Project, this Lease shall be subject and subordinate at all times to such ground or master leases (and such extensions and modifications thereof), and to the lien of such mortgages and deeds of trust (as well as to any advances made thereunder and to all renewals, replacements, modifications and extensions thereof). Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any or all ground or master leases or the lien of any or all mortgages or deeds of trust to this Lease. In the event that any ground or master lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant shall attorn to and become the tenant of such successor. Tenant hereby waives its rights under any current or future law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver to Landlord within ten (10) days after receipt of written demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground or master lease or the lien of any such mortgage or deed of trust or Tenant's agreement to attorn. Should Tenant fail to sign and return any such documents within said ten (10) day period, Tenant shall be in default hereunder without the benefit of any additional notice or cure periods specified in Section 23.1 above.

26. Estoppel Certificate.

26.1 Tenant's Obligations. Within ten (10) days following Landlord's written request, Tenant shall execute and deliver to Landlord an estoppel certificate, in a form substantially similar to the form of Exhibit "F" attached hereto, certifying: (a) the Commencement Date of this Lease; (b) that this Lease is unmodified and in full force and effect (or, if modified, that this Lease is in full force and effect as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) that there are not, to the best of Tenant's knowledge, any defaults under this Lease by either Landlord or Tenant, except as specified in such certificate; and (e) such other matters as are reasonably requested by Landlord. Any such estoppel certificate delivered pursuant to this Section 26.1 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any portion of the Project, as well as their assignees.

26.2 Tenant's Failure to Deliver. Tenant's failure to deliver such estoppel certificate within such time shall constitute a default hereunder without the applicability of the notice and cure periods specified in Section 23.1 above and shall be conclusive upon Tenant that: (a) this Lease is in full force and effect without modification, except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's or Tenant's performance (other than Tenant's failure to deliver the estoppel certificate); and (c) not more than one (1) month's rental has been paid in advance. Tenant shall indemnify, protect, defend (with counsel reasonably approved by Landlord in writing) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord pursuant to Section 26.1 above.

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27.  Project  Planning.  If Landlord  requires  the  Premises for use by another tenant or for other reasons connected with the Project planning program or the redevelopment and/or remodeling of the Building and/or Project (including demolishing and rebuilding the Building), then Landlord shall have the right, upon ninety (90) days' prior written notice to Tenant ("Relocation Notice"), to relocate the Premises to other space in the Building or the Project, or to other space in any of the buildings or projects of similar quality owned by Lessor or Lessor's affiliates in the I-15 corridor/Rancho Bernardo area of San Diego, of substantially similar size as the Premises, and with tenant improvements of substantially similar age, quality and layout as then existing in the Premises. In the event of any such relocation, (i) Tenant shall receive ninety (90) days of Basic Rent abatement commencing on the date of the Relocation Notice, and
(ii) Landlord shall pay for the cost of providing such substantially similar tenant improvements (but not any furniture or personal property), and Landlord shall reimburse Tenant, within thirty (30) days after Landlord's receipt of invoices and paid receipts, for the reasonable moving, telephone installation, stationery reprinting and other directly related costs actually paid for by Tenant in connection with such relocation. If Landlord so relocates Tenant, the terms and conditions of this Lease shall remain in full force and effect and apply to the new space, except that (a) a revised Exhibit "B" shall become part of this Lease and shall reflect the location of the new space, (b) the Summary to this Lease shall be amended to include and state all correct data as to the new space, and (c) such new space shall thereafter be deemed to be the "Premises". Notwithstanding the foregoing provisions of this Section 27 to the contrary, if the new space contains more rentable square feet than the original Premises, Tenant shall not be obligated to pay any more Basic Rent or Operating Expenses than otherwise applicable to the original Premises. Landlord and Tenant agree to cooperate fully in order to minimize the inconvenience of Tenant resulting from such relocation. Notwithstanding the foregoing, in the event Landlord provides Tenant with a Relocation Notice, Tenant shall have the option, upon written notice ("Termination Notice") to Landlord (which Termination Notice must be given, if at all, within ten (10) days after Tenant's receipt of a Relocation Notice from Landlord that specifies the building or projects to which Landlord proposes to relocate the Premises), to terminate this Lease effective as of the termination date specified in the Relocation Notice; provided, however, that if Tenant delivers a Termination Notice, Landlord shall have the right to rescind the Relocation Notice by written notice to Tenant within five
(5) days after Landlord's receipt of a Termination Notice, in which case the Termination Notice shall be null and void, the Premises shall not be relocated, and this Lease shall remain in full force and effect.

28. Modification and Cure Rights of Landlord's Mortgagees and Lessors.

28.1 Modifications. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Building or the Project, the lender or ground lessor shall request modifications to this Lease, Tenant shall, within ten (10) days after request therefor, execute an amendment to this Lease including such modifications, provided such modifications are reasonable, do not increase the obligations of Tenant hereunder, or adversely affect the leasehold estate created hereby or Tenant's rights hereunder.

28.2 Cure Rights. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee covering the Premises or ground lessor of Landlord whose address shall have been furnished to Tenant, and shall offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or judicial foreclosure, if such should prove necessary to effect a cure).

29. Quiet Enjoyment. Landlord covenants and agrees with Tenant that, upon Tenant performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease (including payment of rent hereunder), Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with and subject to the terms and conditions of this Lease as against all persons claiming by, through or under Landlord.

30. Transfer of Landlord's Interest. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Project. In the event of any transfer or conveyance of any such title or interest (other than a transfer for security purposes only), the transferor shall be automatically relieved of all covenants and obligations on the part of Landlord contained in this Lease. Landlord and Landlord's transferees and assignees shall have the absolute right to transfer all or any portion of their respective title and interest in the Project, the Building, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31. Limitation on Landlord's Liability. Notwithstanding anything contained in this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against, Landlord's interest in the Project, and no other assets of Landlord.

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32. Miscellaneous.

32.1 Governing Law. This Lease shall be governed by, and construed pursuant to, the laws of the state in which the Premises are located.

32.2 Successors and Assigns. Subject to the provisions of Section 30 above, and except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives and permitted successors and assigns; provided, however, no rights shall inure to the benefit of any Transferee of Tenant unless the Transfer to such Transferee is made in compliance with the provisions of Section 14, and no options or other rights which are expressly made personal to the original Tenant hereunder or in any rider attached hereto shall be assignable to or exercisable by anyone other than the original Tenant under this Lease.

32.3 No Merger. The voluntary or other surrender of this Lease by Tenant or a mutual termination thereof shall not work as a merger and shall, at the option of Landlord, either (a) terminate all or any existing subleases, or (b) operate as an assignment to Landlord of Tenant's interest under any or all such subleases.

32.4 Professional Fees. If either Landlord or Tenant should bring suit or arbitration against the other with respect to this Lease, including for unlawful detainer or any other relief against the other hereunder, then all costs and expenses incurred by the prevailing party therein (including, without limitation, its actual appraisers', accountants', attorneys' and other professional fees, expenses and court costs), shall be paid by the other party.

32.5 Waiver. The waiver by either party of any breach by the other party of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant and condition herein contained, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of any party to insist upon the performance by the other in strict accordance with said terms. No waiver of any default of either party hereunder shall be implied from any acceptance by Landlord or delivery by Tenant (as the case may be) of any rent or other payments due hereunder or any omission by the non-defaulting party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

32.6 Terms and Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. Any deletion of language from this Lease prior to its execution by Landlord and Tenant shall not be construed to raise any presumption, canon of construction or implication, including, without limitation, any implication that the parties intended thereby to state the converse of the deleted language. The parties hereto acknowledge and agree that each has participated in the negotiation and drafting of this Lease; therefore, in the event of an ambiguity in, or dispute regarding the interpretation of, this Lease, the interpretation of this Lease shall not be resolved by any rule of interpretation providing for interpretation against the party who caused the uncertainty to exist or against the draftsman.

32.7 Time. Time is of the essence with respect to performance of every provision of this Lease in which time or performance is a factor. All references in this Lease to "days" shall mean calendar days unless specifically modified herein to be "business" days.

32.8 Prior Agreements; Amendments. This Lease, including the Summary and all Exhibits and Riders attached hereto contains all of the covenants, provisions, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and any other matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to the Premises or any such other matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not expressly incorporated herein.

32.9 Separability. The invalidity or unenforceability of any provision of this Lease (except for Tenant's obligation to pay Basic Rent and Operating Expenses under Sections 3 and 4 hereof) shall in no way affect, impair or invalidate any other provision hereof, and such other provisions shall remain valid and in full force and effect to the fullest extent permitted by law.

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32.10  Recording.  Neither  Landlord  nor Tenant  shall  record this  Lease.  In addition, neither party shall record a short form memorandum of this Lease.

32.11 Exhibits and Riders. All Exhibits and Riders attached to this Lease are hereby incorporated in this Lease for all purposes as though set forth at length herein.

32.12 Auctions. Tenant shall have no right to conduct any auction in, on or about the Premises, the Building or the Project.

32.13 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

32.14 Financial Statements. Upon ten (10) days prior written request from Landlord (which Landlord may make at any time during the Term but no more often than once in any calendar year), Tenant shall deliver to Landlord a current financial statement of Tenant and any guarantor of this Lease. Such statements shall be prepared in accordance with generally acceptable accounting principles and certified as true in all material respects by Tenant (if Tenant is an individual) or by an authorized officer of Tenant (if Tenant is a corporation or limited liability company) or a general partner of Tenant (if Tenant is a partnership).

32.15 No Partnership. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant by reason of this Lease.

32.16 Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, governmental moratorium or other governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), injunction or court order, riots, insurrection, war, fire, earthquake, flood or other natural disaster or other reason of a like nature not the fault of the party delaying in performing work or doing acts required under the terms of this Lease (but excluding delays due to financial inability) (herein collectively, "Force Majeure Delays"), then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 32.16 shall not apply to nor operate to excuse Tenant from the payment of Basic Rent, Operating Expenses, percentage rent, if any, additional rent or any other payments strictly in accordance with the terms of this Lease.

32.17 Counterparts. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

32.18 Nondisclosure of Lease Terms. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Project, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

32.19 Non-Discrimination. Tenant acknowledges and agrees that there shall be no discrimination against, or segregation of, any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

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33. Lease Execution.

33.1 Tenant's Authority. If Tenant executes this Lease as a limited liability company, partnership or corporation, then Tenant and the persons and/or entities executing this Lease on behalf of Tenant represent and warrant that: (a) Tenant is a duly organized and validly existing limited liability company, partnership or corporation, as the case may be, and is qualified to do business in the state in which the Premises are located; (b) such persons and/or entities executing this Lease are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with the Tenant's operating agreement (if Tenant is a limited liability company), Tenant's partnership agreement (if Tenant is a partnership), or a duly adopted resolution of Tenant's board of directors and Tenant's by-laws (if Tenant is a corporation); and (c) this Lease is binding upon Tenant in accordance with its terms. Concurrently with Tenant's execution and delivery of this Lease to Landlord and/or at any time during the Lease Term within ten (10) days of Landlord's request, Tenant shall provide to Landlord a copy of any documents reasonably requested by Landlord evidencing such qualification, organization, existence and authorization.

33.2 Joint and Several Liability. If more than one person or entity executes this Lease as Tenant: (a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (b) the act or signature of, or notice from or to, any one or more of them with respect to this Lease shall be binding upon each and all of the persons and entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

33.3 Intentionally Omitted.

33.4 No Option. The submission of this Lease for examination or execution by Tenant does not constitute a reservation of or option for the Premises and this Lease shall not become effective as a Lease until it has been executed by Landlord and delivered to Tenant.

34. Waiver of Jury Trial. To the extent permitted by applicable law, each Party hereby waives any right to a trial by jury in any action seeking specific performance of any provision of this Lease, for damages for any breach under this Lease, or otherwise for enforcement of any right or remedy hereunder.

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IN WITNESS WHEREOF,  the parties have executed this Lease as of the day and year first above written.

"TENANT"                           E.DIGITAL CORPORATION,
                                   a California corporation


                                   *By: /s/ WILLIAM BLAKELEY
                                         Name: William Blakeley
                                         Title: President


                                   By:  /s/ ROBERT PUTNAM
                                         Name: Robert Putnam
                                         Title: Sr. V.P.

"LANDLORD"                         LBA INDUSTRIAL FUND - HOLDING CO. II, INC.
                                   a Delaware corporation

                                   By: /s/ Steven R. Briggs
                                         Name: Steven R. Briggs
                                         Title: Authorized Signatory

                                   INNSBRUCK HOLDINGS, L.P.,
                                   a California limited partnership

                                   By:  Innsbruck L.P.,
                                        a California limited partnership

                                        By: LBAIF Sub I, LLC,
                                            a Delaware limited liability company

                                            By: LBA Industrial Properties, Inc.,
                                                a Delaware corporation

                                          By: /s/ Steven R. Briggs
                                          Name: Steven R. Briggs

                                          Title: Authorized Signatory




------------------------
*NOTE:
If Tenant is a California corporation, then one of the following alternative requirements must be satisfied:

(A) This Lease must be signed by two (2) officers of such corporation: one being the chairman of the board, the president or a vice president, and the other being the secretary, an assistant secretary, the chief financial officer or an assistant treasurer. If one (1) individual is signing in two
      (2) of the foregoing capacities, that individual must so indicate.
(B) If the requirements of (A) above are not satisfied, then Tenant shall deliver to Landlord evidence reasonably acceptable to Landlord that the signatory(ies) is (are) authorized to execute this Lease.

If Tenant is a corporation incorporated in a state other than California, then Tenant shall deliver to Landlord evidence reasonably acceptable to Landlord that the signatory(ies) is (are) authorized to execute this Lease.

                                      (24)